UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2016

comScore, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)

(703) 438-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On September 1, 2016, comScore, Inc. (the “Company”) received a delisting determination letter (the “Determination Letter”) from the staff of the Listing Qualifications Department (the “Staff”) of The NASDAQ Stock Market LLC (“NASDAQ”) notifying the Company that since the Company had not filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2016 and June 30, 2016, respectively, (together, the “Reports”) by August 29, 2016, the deadline by which the Company was to file all Reports in order to regain compliance with NASDAQ Listing Rule 5250(c)(1) (the “Rule”), the Company’s common stock is subject to delisting from The NASDAQ Global Select Market. The Determination Letter further noted that, unless the Company requested an appeal of the Staff’s determination, trading of the Company’s common stock on The NASDAQ Global Select Market will be suspended at the opening of business on September 12, 2016, and a Form 25-NSE would be filed with the SEC removing the Company’s securities from listing and registration on The NASDAQ Global Select Market.

The Company intends to timely request a hearing before the NASDAQ Hearings Panel (the “Panel”) to present its plan to regain compliance with the Rule, which request will automatically stay the delisting of the Company’s securities pending a decision by the Panel to grant a hearing. In connection with its request for a hearing, the Company also intends to request a stay of the suspension of trading and delisting of the Company’s common stock while the appeals process is pending. The Panel will notify the Company of its decision to allow the Company’s common stock to continue to trade on The NASDAQ Global Select Market pending the Panel’s decision not later than September 23, 2016. The Panel may, in its discretion, determine to continue the Company’s listing pursuant to an exception to the Rule for a maximum of 360 calendar days from the due date of the Form 10-K, which would be through February 23, 2017; however, there can be no assurance that the Panel will grant any or all of such exception.
As previously disclosed, on each of March 16, 2016, May 18, 2016 and August 12, 2016, the Company received a notification letter from the Staff indicating that the Company was not in compliance with NASDAQ’s continued listing requirements because the Company was not in compliance with the Rule with respect to the Reports.
On September 2, 2016, the Company issued a press release announcing the receipt of the Determination Letter. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1    Press release dated September 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Christiana L. Lin
Christiana L. Lin EVP, General Counsel and Chief Privacy Officer

Date: September 2, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 2, 2016